                                                                                                                EXHIBIT 4.2
------------------------------------------------------------------------------------------------------------------------------------
                       See legend on reverse side

                                            INCORPORATED UNDER THE LAWS OF THE STATE OF
                                                             MICHIGAN
                                                     -------------------------


   NUMBER                                                                                                               SHARES
  * 000  *                                                                                                              * 000 *

                                                 COMPLETE BUSINESS SOLUTIONS, INC.
                          AUTHORIZED CAPITAL 30,000,000 SHARES COMMON WITHOUT PAR VALUE
                                             ----------        -------------
                                              1,000,000 SHARES PREFERRED WITHOUT PAR VALUE

     THIS CERTIFIES THAT  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  *  is the owner of
                          -------------------------------------------------------------------------------
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  full paid and non-
---------------------------------------------------------------------------------------------------------
assessable  SHARES OF THE CAPITAL STOCK OF   Complete Business Solutions, Inc.
                                           ------------------------------------------------------------------------------------
     transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,
     this________________________________________day              of_______________________________________ A.D. 19_____________

     _______________________________________________                ____________________________________________________________
                                    SECRETARY                                                                  PRESIDENT




                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
              MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
            FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


         FOR VALUE RECEIVED,____ hereby sell, assign and transfer unto ________ ____________________________________________________________ Shares
         represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________ 19____
         In presence of

         ___________________________ _______________________________________




    The Corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and of each series so far as the same have been prescribed. The Board of Directors has authority to fix, before the issuance of any shares of a particular series, the rights, preferences and limitations pertaining to such series.











                           THIS SPACE IS NOT TO BE


                              COVERED IN ANY WAY